UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 15, 2007
QAD Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6450 Via Real, Carpinteria, California (Address of principal executive offices)	93013 (Zip code)
Registrant’s telephone number, including area code (805) 684-6614
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information in this Report, including the Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, unless expressly set forth by specific reference in such filing.
On March 15, 2007, QAD Inc. issued a press release announcing fiscal 2007 fourth quarter and full year financial results and guidance for its fiscal 2008 first quarter and full year. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of March 15, 2007, entitled “QAD Announces Fiscal 2007 Fourth Quarter and Full Year Financial Results”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc. (Registrant)
Date: March 15, 2007	By:	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer (on behalf of the Registrant and as Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated as of March 15, 2007, entitled “QAD Announces Fiscal 2007 Fourth Quarter and Full Year Financial Results”